UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4358

T. Rowe Price New America Growth Fund

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1. Report to Shareholders

New America Growth Fund	December 31, 2011

The views and opinions in this report were current as of December 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

It was a challenging and volatile year for equity markets, driven to a large extent by global macroeconomic factors. Investor concerns about the eurozone, the disarray and political discord in Washington, the U.S. Treasury downgrade, and generally subpar economic news pressured stock prices in the second half. Although U.S. stocks outperformed most other global markets, defensive sectors outside our regular investment universe were the best performers.

Our results were mixed for the year. As shown in the Performance Comparison table, your fund generated a -0.41% return in 2011, compared with the 2.11% return for the S&P 500 and the -4.02% return for the Lipper Multi-Cap Growth Funds Index. In light of the market environment and vacillating investor sentiment, I’m not surprised to see the fund perform somewhere between the S&P 500 and the more aggressively positioned Lipper peer group. In my shareholder letter at the beginning of 2011, I stated my concern about slowing growth in both developed and developing economies and that it could create headwinds for growth investors. Over the course of the year, I attempted to maintain a balanced investing approach and focused on what I called “singles and doubles stocks” because I felt that the risk/reward potential in “home run” stocks was unfavorable given the market uncertainties.

Despite our underwhelming performance in the past 12 months, your fund ranked among the top 25% of all funds in its Lipper category. As shown in the Growth of $10,000 chart on page 10, the fund’s longer-term comparison with its yardsticks remains favorable. The New America Growth Fund outpaced the S&P 500 and its Lipper benchmark for the 10-year period ended December 31, 2011. Lipper also ranked the New America Growth Fund in the top 15% of its multi-cap growth funds universe for the three- and five-year periods ended December 31, 2011. (Based on cumulative total return, Lipper ranked the New America Growth Fund 125 of 510, 64 of 427, 44 of 347, and 73 of 236 multi-cap growth funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2011, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

The past year presented one of the more frustrating environments, especially for investors like us who analyze one company at a time for its individual merit. It was hard to ignore the seemingly daily headlines plaguing the globe, including the ongoing debt crisis in Europe, the earthquake and tsunami in Japan, and slowing growth in China and other emerging economies. Yet many companies continued to perform well and some flourished. As a result, there was a constant tension between these two opposing factors throughout the year, leading to growing earnings but shrinking valuations for many companies. This, in turn, led to stubbornly flat stock prices on average for the year.

As the year progressed, and the European crisis worsened, the market started to shift in terms of preferences. Stocks viewed as being safer, such as utilities and consumer staples names, dividend-paying stocks, and so-called mega-caps—companies with the largest market capitalizations—all performed above average, owing to the decrease in risk appetite. For example, in the final six months of 2011, the Russell 1000 Growth Index, which is primarily composed of larger-cap, growth-focused companies, fell 3.9% compared with the Russell Midcap Growth Index, which fell 10.3%, and the Russell 2000 Growth Index of small-cap companies, which declined 10.6%.

From a sector perspective, the divergences were cavernous. Again, sectors viewed as being safer, such as utilities and consumer staples, rose the most—in the range of 15% to 20% for the year. The more cyclical sectors, such as materials, industrials and business services, and financials, performed the worst, posting negative returns. Because I don’t see utilities and consumer staples as areas of fertile long-term growth, the fund owns very little in those sectors, and it hurt our performance comparison with our benchmark for the year. It is important for shareholders to know and understand that I intend to stick to the fund’s growth charter. I will continue to emphasize names in sectors that I think can deliver the best growth over the long haul.

PORTFOLIO REVIEW

The fund’s three best performance contributors for the year were Fastenal, Apple, and Nuance Communications. All three have been fund holdings for several years—my initial purchases of each were in 2003, 2006, and 2009, respectively. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Fastenal and Apple have held the distinction as my top performers before, and the story behind their outstanding results has changed very little. Fastenal continues to benefit from outstanding revenue growth, driven largely by market share gains in an uninspiring industrial economy, and rising profit margins. Additional growth legs, such as international expansion and its newer vending concept, are driving the company’s incremental gains. The stock is one of the more expensive names in the portfolio based on its price/earnings ratio, but it remains a top holding given my favorable long-term view of its business model and my extremely high confidence in the management team.

Apple continues to produce innovative new products, including tablets, mobile phones, and personal computers, that are in high demand and can drive strong revenue and earnings growth. While some might argue that more competition is coming and Apple is getting too big, I believe that the company that makes the best products in the market will be the long-term winner. In my view, Apple still has a big lead on its competitors and has more exciting products in the pipeline for 2012. Interestingly, while its stock has certainly appreciated a lot over the years, the valuation is still quite reasonable, which is part of the reason why Apple remained the fund’s largest position at the end of the reporting period.

Speech recognition software provider Nuance Communications began to really hit its stride in 2011. The company has a significant opportunity to further penetrate a diverse set of markets with its solutions, including health care, consumer, and mobile devices. In the longer term, I believe Nuance can translate this opportunity into future growth. Because of my conviction in the company’s prospects, it has been among the portfolio’s five largest holdings for much of the past year.

In the final six months of the reporting period, Apple and Fastenal were among our list of top contributors along with Google (Nuance was fourth best). The Internet search company generated solid results throughout the year and gained some traction in its newer products, such as the Android operating system.

Among the fund’s largest detractors for the year were several commodity-related stocks: McDermott International, Potash Corporation of Saskatchewan, and Arch Coal. McDermott, an engineering and construction firm categorized as an industrial conglomerate, fell sharply in the second half of 2011, due in part to disappointing results and its less-than-robust outlook. Poor execution and a handful of problem projects are largely to blame for the decline. I trimmed the position and will be watching for management’s progress on fixing the late-year problems before I decide on my next move in the stock.

Potash has been a volatile stock for some time, and while it declined enough to be in the list of largest detractors for the year, that distinction wouldn’t have been obvious to anyone who was looking at its strong operating results and market position. Volatility notwithstanding, I continue to be bullish on the long-term fundamentals of the agriculture markets, and from a big picture view, Potash is the highest-quality company in one of the most attractive areas of the commodity sector, in my opinion. As the stock declined this year, I added to the position because I believe that the shares have a good chance of rebounding over the next few years.

Arch Coal declined on general nervousness about slowing growth in emerging markets, which are key coal consumers. Arch also made an ill-timed acquisition of a metallurgical coal provider (metallurgical coal is a key ingredient in steelmaking) just before prices began to decline, which added to the stock’s issues and fueled investor uncertainty about holding the stock during the period.

OUTLOOK

A year ago, I said that I had more of a balanced view of the markets. Although the markets finished 2011 on a positive tone, I continue to feel like a balanced approach is appropriate for 2012 for many of the same reasons as last year. Specifically, the U.S. and Europe’s high debt loads are likely to lead to spending restraint and higher taxes, which should have a dampening effect on global growth rates. Additionally, some of the fastest-growing economies of the world, including China and other emerging markets, are also seeing modestly slower growth rates than in the recent past.

That said, there is a legitimate other side to the story. The positives include recent improvements in U.S. economic data, optimism that the European Union will address its significant debt problems, and the hope that China will start to loosen monetary policy in order to accelerate growth. Against the backdrop of attractive U.S. stock valuations, this could lead to a rally in our equity markets.

I remain flexible in my thinking about the overall markets. However, at this point, I continue to expect the global economy to remain fragile enough to warrant extra caution. I think corporate fundamentals remain sound, but they are perhaps less compelling than the levels of the past few years as European fundamentals have worsened and currency movements have become a headwind for many exporters. What’s more, French and U.S. elections loom in April and November, respectively, and could create another source of uncertainty for investors. Nevertheless, I will be looking for attractive investment opportunities—the so-called fat pitches—and I will not hesitate to swing at them.

I want to remind shareholders that this portfolio is constructed based on bottom-up stock selection and not the macro outlook, referred to as top-down investing. This means that, while I will continue to monitor the global economic forces that dominate the headlines, I am primarily focused on the individual companies and their longer-term investment merits. I am finding value in companies with steadier growth and recurring revenues, both of which have become more important in times of slower overall economic growth. These holdings make up the core of the portfolio, which I have referred to as my singles and doubles holdings. I favor companies that are committed to expanding profit margins, innovating new products and services, and delivering value through deploying cash wisely, preferably through acquisitions and stock buybacks that add to earnings growth.

The markets are ever changing and have become more volatile than in recent years, and the price of making mistakes can be significant. While outcomes are increasingly hard to predict, particularly over any given 6- or 12-month reporting period, I feel that the process that I’ve used for the more than nine years I’ve been managing this fund is sound and consistent. So, while I continue to have a balanced view of the market overall and am mindful of risk, I also feel good about the current composition of the portfolio. I look forward to updating you at midyear on our progress.

Respectfully submitted,

Joseph M. Milano
Chairman of the fund’s Investment Advisory Committee

January 18, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell 1000 Growth Index: An index that tracks the performance of large-cap stocks with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index: An index that tracks the performance of large-cap stocks with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/11

Best Contributors		Worst Contributors	
Google	25¢	McDermott International	-16¢
Apple	21	Potash Corporation of Saskatchewan	-15
Fastenal	13	Covance	-11
Nuance Communications	10	United Technologies	-10
Royal Caribbean Cruises***	8	Illumina	-10
Autonomy**	6	Arch Coal	-10
Apollo Group*	6	First Solar	-9
Walt Disney*	5	Agnico-Eagle Mines	-9
Panera Bread*	4	CME Group	-9
Dollar General	4	Juniper Networks	-9
Total	102¢	Total	-108¢

12 Months Ended 12/31/11

Best Contributors		Worst Contributors	
Fastenal	28¢	Research In Motion	-21¢
Apple	26	McDermott International	-20
Nuance Communications	20	Arch Coal	-16
Google	18	Agnico-Eagle Mines	-14
Polycom**	10	CME Group	-14
Royal Caribbean Cruises***	10	Goldman Sachs*	-13
Autonomy**	9	First Solar*	-13
MasterCard	8	Potash Corporation of Saskatchewan	-12
Dollar General	8	Juniper Networks	-12
Apollo Group	8	Strayer Education	-9
Total	145¢	Total	-144¢

*Position added.
**Position eliminated.
***Position added and eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“Investor Class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE					
Beginning of period	$ 32.99	$ 28.03	$ 18.77	$ 31.87	$ 31.38
Investment activities					
Net investment income (loss)(1)	0.09	0.08	(0.02)	(0.05)	(0.01)
Net realized and unrealized gain (loss)	(0.26)	5.34	9.28	(12.20)	4.26
Total from investment activities	(0.17)	5.42	9.26	(12.25)	4.25
Distributions					
Net investment income	(0.07)	(0.06)	–	–	–
Net realized gain	(0.94)	(0.40)	–	(0.84)	(3.76)
Tax return of capital	–	–	–	(0.01)	–
Total distributions	(1.01)	(0.46)	–	(0.85)	(3.76)
NET ASSET VALUE					
End of period	**$ 31.81**	**$ 32.99**	**$ 28.03**	**$ 18.77**	**$ 31.87**

Ratios/Supplemental Data

Total return(2)	**(0.41)%**	**19.34%**	**49.33%**	**(38.31)%**	**13.74%**
Ratio of total expenses to average net assets	0.81%	0.83%	0.89%	0.91%	0.86%
Ratio of net investment income (loss) to average net assets	0.28%	0.28%	(0.07)%	(0.20)%	(0.02)%
Portfolio turnover rate	32.1%	60.3%	67.7%	88.0%	60.1%
Net assets, end of period (in millions)	$ 2,215	$ 1,258	$ 857	$ 499	$ 848

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS — For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE					
Beginning of period	$ 32.68	$ 27.80	$ 18.66	$ 31.75	$ 31.31
Investment activities					
Net investment income (loss)(1)	0.02	0.04	(0.07)(2)	(0.10)(2)	(0.12)(2)
Net realized and unrealized gain (loss)	(0.27)	5.26	9.21	(12.14)	4.29
Total from investment activities	(0.25)	5.30	9.14	(12.24)	4.17
Distributions					
Net investment income	(0.04)	(0.03)	–	–	–
Net realized gain	(0.94)	(0.39)	–	(0.84)	(3.73)
Tax return of capital	–	–	–	(0.01)	–
Total distributions	(0.98)	(0.42)	–	(0.85)	(3.73)
NET ASSET VALUE					
End of period	**$ 31.45**	**$ 32.68**	**$ 27.80**	**$ 18.66**	**$ 31.75**

Ratios/Supplemental Data

Total return(3)	**(0.66)%**	**19.06%**	**48.98%(2)**	**(38.42)%(2)**	**13.51%(2)**
Ratio of total expenses to average net assets	1.06%	1.08%	1.10%(2)	1.10%(2)	1.10%(2)
Ratio of net investment income (loss) to average net assets	0.07%	0.13%	(0.29)%(2)	(0.38)%(2)	(0.34)%(2)
Portfolio turnover rate	32.1%	60.3%	67.7%	88.0%	60.1%
Net assets, end of period (in thousands)	$ 351,568	$ 68,186	$ 18,158	$ 4,272	$ 5,924

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.10% contractual expense limitation in effect through 4/30/12.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 92.5%		
CONSUMER DISCRETIONARY 12.1%		
Diversified Consumer Services 1.3%		
Apollo Group, Class A (1)	425,000	22,895
Strayer Education	103,400	10,049
		32,944
Hotels, Restaurants & Leisure 2.6%		
Carnival	400,000	13,056
Panera Bread, Class A (1)	100,000	14,145
Starbucks	300,000	13,803
Tim Hortons	550,000	26,631
		67,635
Household Durables 1.5%		
Harman International	1,010,000	38,420
		38,420
Internet & Catalog Retail 0.5%		
Amazon.com (1)	52,500	9,088
Groupon (1)	225,000	4,642
		13,730
Media 3.3%		
DIRECTV (1)	650,000	27,794
Omnicom	225,000	10,031
Regal Entertainment Group, Class A	1,525,000	18,209
Walt Disney	775,000	29,062
		85,096
Multiline Retail 1.2%		
Dollar General (1)	400,000	16,456
Kohl's	300,000	14,805
		31,261

Specialty Retail 1.4%		
GameStop (1)	1,000,000	24,130
Lowe's	400,000	10,152
		34,282
Textiles, Apparel & Luxury Goods 0.3%		
Fossil (1)	50,000	3,968
Michael Kors (1)	125,300	3,414
		7,382
Total Consumer Discretionary		310,750
CONSUMER STAPLES 1.6%		
Beverages 0.3%		
PepsiCo	100,000	6,635
		6,635
Food & Staples Retailing 0.0%		
Costco Wholesale	15,000	1,250
		1,250
Household Products 1.3%		
Procter & Gamble	500,000	33,355
		33,355
Total Consumer Staples		41,240
ENERGY 3.7%		
Energy Equipment & Services 0.6%		
Noble	300,000	9,066
Schlumberger	70,000	4,781
		13,847
Oil, Gas & Consumable Fuels 3.1%		
Anadarko Petroleum	210,000	16,029

Arch Coal	650,000	9,432
Cimarex Energy	200,000	12,380
Continental Resources (1)	80,000	5,337
EOG Resources	215,000	21,180
Southwestern Energy (1)	475,000	15,171
		79,529
Total Energy		93,376
FINANCIALS 5.3%		
Capital Markets 0.8%		
BlackRock	55,000	9,803
Goldman Sachs	130,000	11,756
		21,559
Commercial Banks 0.7%		
U.S. Bancorp	650,000	17,582
		17,582
Diversified Financial Services 2.9%		
CME Group	150,000	36,551
IntercontinentalExchange (1)	95,000	11,452
Moody's	425,000	14,314
NYSE Euronext	450,000	11,745
		74,062
Insurance 0.3%		
Brown & Brown	375,000	8,486
		8,486
Real Estate Investment Trusts (REITs) 0.6%		
American Tower, REIT, Class A	250,000	15,003
		15,003
Total Financials		136,692

HEALTH CARE 16.2%		
Biotechnology 1.9%		
Alkermes (1)	200,000	3,472
Amgen	250,000	16,053
Celgene (1)	100,000	6,760
Gilead Sciences (1)	450,000	18,418
Human Genome Sciences (1)	400,000	2,956
Vertex Pharmaceuticals (1)	50,000	1,661
		49,320
Health Care Equipment & Supplies 5.0%		
Baxter International	525,000	25,977
Covidien	575,000	25,881
Dentsply International	900,000	31,491
IDEXX Laboratories (1)	190,000	14,623
Straumann (CHF)	42,146	7,273
Stryker	475,000	23,612
		128,857
Health Care Providers & Services 5.7%		
AmerisourceBergen	700,000	26,033
HCA Holdings (1)	250,000	5,507
Henry Schein (1)	500,000	32,215
Laboratory Corporation of America (1)	325,000	27,940
Medco (1)	260,000	14,534
UnitedHealth Group	550,000	27,874
WellPoint	175,000	11,594
		145,697
Health Care Technology 1.5%		
Allscripts Healthcare Solutions (1)	1,561,800	29,580
SXC Health Solutions (1)	150,000	8,472
		38,052

Life Sciences Tools & Services 2.0%		
Covance (1)	625,000	28,575
Illumina (1)	250,000	7,620
Thermo Fisher Scientific (1)	300,000	13,491
		49,686
Pharmaceuticals 0.1%		
Elan, ADR (1)	200,000	2,748
		2,748
Total Health Care		414,360
INDUSTRIALS & BUSINESS SERVICES 16.4%		
Aerospace & Defense 2.3%		
Boeing	400,000	29,340
Lockheed Martin	135,000	10,922
United Technologies	250,000	18,272
		58,534
Air Freight & Logistics 4.6%		
C.H. Robinson Worldwide	500,000	34,890
Expeditors International of Washington	325,000	13,312
UPS, Class B	950,000	69,530
		117,732
Commercial Services & Supplies 0.9%		
Clean Harbors (1)	191,300	12,192
Stericycle (1)	150,000	11,688
		23,880
Electrical Equipment 2.5%		
ABB, ADR	625,000	11,769
Cooper Industries	450,000	24,367
Emerson Electric	350,000	16,306

Hubbell, Class B	175,000	11,701
		64,143
Industrial Conglomerates 0.6%		
McDermott International (1)	1,400,000	16,114
		16,114
Machinery 2.8%		
Gardner Denver	265,000	20,421
Lindsay	160,000	8,782
Valmont Industries	460,000	41,764
		70,967
Road & Rail 0.7%		
J.B. Hunt Transport Services	425,000	19,155
		19,155
Trading Companies & Distributors 2.0%		
Fastenal	1,150,000	50,151
		50,151
Total Industrials & Business Services		420,676
INFORMATION TECHNOLOGY 31.4%		
Communications Equipment 2.8%		
Aruba Networks (1)	425,000	7,871
F5 Networks (1)	115,000	12,204
Juniper Networks (1)	1,100,000	22,451
Qualcomm	450,000	24,615
Research In Motion (1)	300,000	4,350
		71,491
Computers & Peripherals 4.1%		
Apple (1)	260,000	105,300
		105,300

Electronic Equipment, Instruments & Components 0.6%		
Corning	1,000,000	12,980
First Solar (1)	65,000	2,195
		15,175
Internet Software & Services 5.5%		
eBay (1)	1,175,000	35,638
Facebook, Class A, Acquisition Date: 8/12 – 12/29/11 Acquisition Cost $7,623 (1)(2)	258,819	8,061
Facebook, Class B, Acquisition Date: 3/31 – 5/19/11 Acquisition Cost $7,009 (1)(2)	280,277	8,730
Google, Class A (1)	122,500	79,123
LinkedIn (1)	125,000	7,876
Twitter, Acquisition Date: 9/13/11, Acquisition Cost $1,478 (1)(2)	91,854	1,286
		140,714
IT Services 7.4%		
Amdocs (1)	1,175,000	33,523
Fiserv (1)	725,000	42,586
Global Payments	800,000	37,904
Iron Mountain	1,150,000	35,420
MasterCard, Class A	16,500	6,152
Western Union	1,825,000	33,324
Xoom, Acquisition Date: 8/26/10, Acquisition Cost $75 (1)(2)	66,667	75
		188,984
Semiconductor & Semiconductor Equipment 2.0%		
Broadcom, Class A	800,000	23,488
Marvell Technology Group (1)	1,150,000	15,927
Texas Instruments	450,000	13,100
		52,515
Software 9.0%		
Adobe Systems (1)	800,000	22,616
Ariba (1)	725,000	20,358

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $2,418,143)	$	2,561,030
Receivable for shares sold		19,626
Dividends receivable		1,765
Other assets		230
Total assets		2,582,651
Liabilities		
Payable for investment securities purchased		9,847
Payable for shares redeemed		4,694
Investment management fees payable		1,374
Due to affiliates		192
Other liabilities		289
Total liabilities		16,396
NET ASSETS	$	2,566,255
Net Assets Consist of:		
Accumulated undistributed net realized loss	$	(4,369)
Net unrealized gain		142,887
Paid-in capital applicable to 80,798,599 no par value shares of beneficial interest outstanding; unlimited number of shares authorized		2,427,737
NET ASSETS	$	2,566,255
NET ASSET VALUE PER SHARE		
Investor Class ($2,214,687,015 / 69,618,801 shares outstanding)	$	31.81
Advisor Class ($351,568,192 / 11,179,798 shares outstanding)	$	31.45

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

		Year Ended 12/31/11
Investment Income (Loss)		
Income		
Dividend		$ 20,859
Securities lending		311
Interest		5
Total income		21,175
Expenses		
Investment management		12,570
Shareholder servicing		
Investor Class	$ 2,340	
Advisor Class	219	2,559
Rule 12b-1 fees		
Advisor Class		406
Prospectus and shareholder reports		
Investor Class	125	
Advisor Class	16	141
Custody and accounting		186
Registration		239
Legal and audit		39
Trustees		13
Miscellaneous		19
Total expenses		16,172
Net investment income		5,003
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		70,769
Foreign currency transactions		(14)
Net realized gain		70,755
Change in net unrealized loss on securities		(113,818)
Net realized and unrealized loss		(43,063)
DECREASE IN NET ASSETS FROM OPERATIONS		$ (38,060)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/11	12/31/10
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 5,003	$ 2,731
Net realized gain	70,755	77,180
Change in net unrealized gain (loss)	(113,818)	117,886
Increase (decrease) in net assets from operations	(38,060)	197,797
Distributions to shareholders		
Net investment income		
Investor Class	(4,614)	(2,059)
Advisor Class	(393)	(52)
Net realized gain		
Investor Class	(61,963)	(14,762)
Advisor Class	(9,224)	(606)
Decrease in net assets from distributions	(76,194)	(17,479)
Capital share transactions*		
Shares sold		
Investor Class	1,329,672	399,534
Advisor Class	332,322	55,124
Distributions reinvested		
Investor Class	62,301	15,463
Advisor Class	8,944	505
Shares redeemed		
Investor Class	(335,199)	(186,869)
Advisor Class	(43,641)	(12,705)
Increase in net assets from capital share transactions	1,354,399	271,052
Net Assets		
Increase during period	1,240,145	451,370
Beginning of period	1,326,110	874,740
End of period	**$ 2,566,255**	**$ 1,326,110**
Undistributed net investment income	–	–

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price New America Growth Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth by investing primarily in the common stocks of growth companies. The fund has two classes of shares: the New America Growth Fund original share class, referred to in this report as the Investor Class, offered since September 30, 1985, and the New America Growth Fund–Advisor Class (Advisor Class), offered since December 29, 2005. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $38,000 for the year ended December 31, 2011. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements In December 2011, the Financial Accounting Standards Board issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Values in the accompanying Portfolio of Investments are as of December 30, 2011, the last business day in the fund’s fiscal year ended December 31, 2011. Some foreign markets were open between December 30 and the close of the fund’s reporting period on December 31, but any differences in values and foreign exchange rates subsequent to December 30 through December 31 were immaterial to the fund’s financial statements.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2011:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2011. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at December 31, 2011, totaled $3,072,000 for the year ended December 31, 2011.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. At December 31, 2011, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,762,030,000 and $595,791,000, respectively, for the year ended December 31, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the recharacterization of distributions. For the year ended December 31, 2011, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2011 and December 31, 2010, were characterized for tax purposes as follows:

At December 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2011, the effective annual group fee rate was 0.30%.

The Advisor Class is also subject to a contractual expense limitation through April 30, 2012. During the limitation period, Price Associates is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.10%. For a period of three years after the date of any reimbursement or waiver, each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. At December 31, 2011, there were no amounts subject to repayment. For the year ended December 31, 2011, Advisor Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2011, expenses incurred pursuant to these service agreements were $111,000 for Price Associates; $742,000 for T. Rowe Price Services, Inc.; and $437,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 371,427 shares of the Investor Class, representing less than 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
T. Rowe Price New America Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New America Growth Fund (the “Fund”) at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2012

Tax Information (Unaudited) for the Tax Year Ended 12/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $51,007,000 from short-term capital gains,

  $25,859,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $20,708,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $17,856,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Trustees and Officers

Your fund is overseen by a Board of Trustees (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” trustees are employees or officers of T. Rowe Price. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund trustees and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Trustees

Name
(Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and
Year Elected*	Other Investment Companies During the Past Five Years

William R. Brody, M.D.,	President and Trustee, Salk Institute for Biological Studies (2009
Ph.D.	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
(1944)	(2007 to present); President and Trustee, Johns Hopkins University
2009	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2001	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Director and Member of the
Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1985

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent trustee oversees 130 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[130]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and
(1945)	T. Rowe Price Trust Company
1985
[16]

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With New America Growth Fund	Principal Occupation(s)

Francisco Alonso (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

P. Robert Bartolo, CFA, CPA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price Group, Inc.
Vice President

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

Benjamin D. Landy (1980)	Vice President, T. Rowe Price; formerly student,
Vice President	University of Chicago, Booth School of Business
(to 2009); Research and Strategy Director,
Atlantic Media Company (to 2007)

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Ian C. McDonald (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Insurance Correspondent,
The Wall Street Journal (to 2007)

Joseph M. Milano, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President, Price Hong Kong,
Price Singapore, T. Rowe Price, T. Rowe Price
Group, Inc., and T. Rowe Price International

Curt J. Organt, CFA (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Investment
Services, Inc.; Assistant Treasurer and Vice
President, T. Rowe Price Services, Inc.

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Clark R. Shields (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Craig A. Thiese (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly Equity Trader, Rydex
Investments (to 2006)

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,764,000 and $1,417,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New America Growth Fund

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 17, 2012